SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is October 28, 2019.

For Certain MFS® Funds

Effective immediately, the following is added as the second to last paragraph in the sub-section entitled "Debt Instruments" under the appendix entitled "INVESTMENT STRATEGIES AND RISKS":
The London Interbank Offered Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market.  Certain of the fund's investments, payment obligations, and financing terms may be based on LIBOR.  The regulatory authority that oversees financial services firms in the United Kingdom has announced plans to transition away from LIBOR by the end of 2021.  There remains uncertainty regarding the future utilization of LIBOR as a reference rate and the nature of any replacement rate.  The potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known.  The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR to determine interest rates, a reduction in value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges.  Any such effects could have an adverse impact on the fund's performance.  Since the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the end of 2021.

1040259     1                                MULTI-SAI-SUP-I-102819